UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6730

                  AllianceBernstein Large Cap Growth Fund, Inc.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: July 31, 2005

                     Date of reporting period: July 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.



[LOGO] AllianceBernstein (R)
       Investment Research and Management


AllianceBernstein Large Cap Growth Fund


July 31, 2005


Annual Report

ANNUAL REPORT

  Investment Products Offered
================================
    o Are Not FDIC Insured
    o May Lose Value
    o Are Not Bank Guaranteed
================================

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

September 15, 2005


Annual Report
This report provides management's discussion of fund performance for AllianceBernstein Large Cap Growth Fund (the "Fund") for the annual reporting period ended July 31, 2005. Prior to December 15, 2004, the Fund was named AllianceBernstein Premier Growth Fund.

Investment Objective and Policies
This open-end fund seeks long-term growth of capital by investing predominately in the securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets.

Investment Results
The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, for the six- and 12-month periods ended July 31, 2005. The Fund outperformed its benchmark for both the six- and 12-month periods ended July 31, 2005. For comparison to the overall market, returns for the Standard & Poor's (S&P) 500 Stock Index, a common measure of the broad U.S. stock market, have also been provided.

For the 12-month period ended July 31, 2005, the Fund outperformed its benchmark due primarily to better stock selection in the health care and technology sectors, as well as an overweighted position in the outperforming consumer discretionary sector. The Fund gained some ground relative to the benchmark in the producer durables sector due to good stock selection and in the energy sector due to overweighting this best performing sector in the benchmark during the annual period under review. The Fund modestly lagged the benchmark in the financials sector due to its overweighted position in this poorly performing sector.

For the six-month period ended July 31, 2005, the Fund outperformed its benchmark. The Fund gained considerable ground on the benchmark in the technology and health care sectors due to strong stock selection. The Fund gained some ground relative to the benchmark in the producer durables and energy sectors also due to good stock selection. The Fund modestly beat the benchmark in the consumer discretionary sector as the benefit of better stock selection exceeded the loss from overweighting this underperforming sector.
The Fund lost some ground to the benchmark in the financial services sector due to subpar stock selection.

Market Review and Investment Strategy
For the 12-month period ended July 31, 2005, the most notable trend in the large-capitalization U.S. equity markets was the continued outperformance of value stocks over growth stocks, as the Russell 1000 Value Index was up 19.04% while the Russell 1000 Growth Index gained 13.04%. The market's value bias over the last 4.75 years ended March 31, 2005 was unprecedented both in length and magnitude with the Russell 1000 Value Index outperforming the Russell 1000 Growth Index by 79% cumulatively.


-------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 1

From April 2005 through July 2005, growth has outperformed value.

The Fund is well positioned for a market that favors growth stocks. The long, strong value cycle has reduced the premium for growth stocks relative to the broad market to its lowest level in 25 years. And within growth, the fastest growing companies are selling at valuations not very different from their less promising counterparts. For the last several quarters, this anomalous situation has afforded the Fund's Large Cap Growth Team the opportunity, at little premium, to trade up to companies that the Team's research indicates are poised to become tomorrow's growth leaders.


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance
The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares
(4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class, Class R, Class K and Class I shares will vary due to different expenses associated with these classes. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure
The unmanaged Russell 1000 Growth Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk
The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


--------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND o 3

HISTORICAL PERFORMANCE
(continued from previous page)


  THE FUND VS. ITS BENCHMARK                               Returns
  PERIODS ENDED JULY 31, 2005                     6 Months         12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Large Cap Growth Fund
   Class A                                         9.62%         17.63%
-------------------------------------------------------------------------------
   Class B                                         9.16%         16.76%
-------------------------------------------------------------------------------
   Class C                                         9.20%         16.86%
-------------------------------------------------------------------------------
   Advisor Class                                   9.78%         18.04%
-------------------------------------------------------------------------------
   Class R                                         9.58%         17.54%
-------------------------------------------------------------------------------
   Class K**                                       8.85%*
-------------------------------------------------------------------------------
   Class I**                                       8.90%*
-------------------------------------------------------------------------------
  Russell 1000 Growth Index                        6.64%         13.04%
-------------------------------------------------------------------------------
  S&P 500 Stock Index                              5.45%         14.04%
-------------------------------------------------------------------------------
*  Since Inception. (See inception dates below.)
** Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.

GROWTH OF A $10,000 INVESTMENT IN THE FUND
7/31/95 TO 7/31/05


S&P 500 Stock Index: $25,887

Russell 1000 Growth Index: $20,563

AllianceBernstein Large Cap Growth Fund Class A: $18,648


            AllianceBernstein
         Large Cap Growth Fund
                Class A        Russell 1000 Growth Index     S&P 500 Stock Index
-------------------------------------------------------------------------------
7/31/95         $ 9,575                $10,000                    $10,000
7/31/96         $10,498                $11,552                    $11,655
7/31/97         $17,345                $17,542                    $17,728
7/31/98         $22,345                $21,036                    $21,152
7/31/99         $27,581                $26,093                    $25,424
7/31/00         $33,635                $32,455                    $27,705
7/31/01         $21,765                $21,076                    $23,738
7/31/02         $14,393                $15,017                    $18,131
7/31/03         $15,172                $16,765                    $20,060
7/31/04         $15,853                $18,191                    $22,700
7/31/05         $18,648                $20,563                    $25,887


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Large Cap Growth Fund Class A shares (from 7/31/95 to 7/31/05) as compared to the performance of the Fund's benchmark, the Russell 1000 Growth Index, and the broad market, as represented by the S&P 500 Stock Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


(Historical Performance continued on next page)


-------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JULY 31, 2005
-------------------------------------------------------------------------------

                                NAV Returns               SEC Returns
Class A Shares
1 Year                             17.63%                    12.65%
5 Years                           -11.13%                   -11.90%
10 Years                            6.89%                     6.43%

Class B Shares
1 Year                             16.76%                    12.76%
5 Years                           -11.79%                   -11.79%
10 Years(a)                         6.29%                     6.29%

Class C Shares
1 Year                             16.86%                    15.86%
5 Years                           -11.77%                   -11.77%
10 Years                            6.14%                     6.14%

Advisor Class Shares
1 Year                             18.04%
5 Years                           -10.86%
Since Inception*                    6.12%

Class R Shares
1 Year                             17.54%
Since Inception*                    8.42%

Class K Shares+
Since Inception*                    8.85%

Class I Shares+
Since Inception*                    8.90%



SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2005)
-------------------------------------------------------------------------------



Class A Shares
1 Year                                                       -0.55%
5 Years                                                     -12.89%
10 Years                                                      6.41%

Class B Shares
1 Year                                                       -0.98%
5 Years                                                     -12.79%
10 Years(a)                                                   6.26%

Class C Shares
1 Year                                                        2.08%
5 Years                                                     -12.76%
10 Years                                                      6.13%


(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+ Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


-------------------------------------------------------------------------------
                                    ALLIANCEBERNSTEIN Large Cap Growth FUND o 5

FUND EXPENSES



As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                 Beginning             Ending
               Account Value        Account Value            Expenses Paid
             February 1, 2005       July 31, 2005            During Period*
             ----------------       -------------            --------------
          Actual  Hypothetical   Actual   Hypothetical**   Actual  Hypothetical
         -------- ------------  --------  --------------  -------- ------------
Class A   $1,000     $1,000     $1,096.17  $1,017.36       $ 7.80     $ 7.50
-------------------------------------------------------------------------------
Class B   $1,000     $1,000     $1,091.55  $1,013.64       $11.67     $11.23
Class C   $1,000     $1,000     $1,092.00  $1,013.79       $11.52     $11.08
Advisor
Class     $1,000     $1,000     $1,097.79  $1,018.84       $ 6.24     $ 6.01
Class R   $1,000     $1,000     $1,095.81  $1,017.21       $ 7.95     $ 7.65
Class K+  $1,000     $1,000     $1,088.48  $1,016.53       $ 4.48     $ 4.32
Class I+  $1,000     $1,000     $1,089.04  $1,017.37       $ 3.61     $ 3.49

* Expenses are equal to the classes' annualized expense ratios of 1.50%, 2.25%, 2.22%, 1.20%, 1.53%, 1.03% and 0.83%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the period/365.

**  Assumes 5% return before expenses.

+ The account value and expenses for Class K and Class I shares are based on the period from March 1, 2005 (commencement of distribution) through July 31, 2005.


-------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN Large Cap Growth Fund

PORTFOLIO SUMMARY
July 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $4,485.9


SECTOR BREAKDOWN*
  33.1% Technology
  22.9% Health Care
  17.6% Consumer Services
   9.4% Finance
   5.4% Energy
   3.6% Consumer Staples
   3.5% Capital Goods
   3.1% Consumer Manufacturing
   0.5% Aerospace & Defense

   0.9% Short-Term

-------------------------------------------------------------------------------


TEN LARGEST HOLDINGS
July 31, 2005



                                                                 Percent of
Company                                  U.S. $ Value            Net Assets
-------------------------------------------------------------------------------
Yahoo!, Inc.                           $  193,368,666                 4.3%
-------------------------------------------------------------------------------
Google, Inc. Cl.A                         175,850,136                 3.9
-------------------------------------------------------------------------------
Dell, Inc.                                168,456,375                 3.8
-------------------------------------------------------------------------------
eBay, Inc.                                167,884,574                 3.7
-------------------------------------------------------------------------------
Target Corp.                              163,542,375                 3.6
-------------------------------------------------------------------------------
Apple Computer, Inc.                      158,798,745                 3.5
-------------------------------------------------------------------------------
General Electric Co.                      157,754,700                 3.5
-------------------------------------------------------------------------------
Genentech, Inc.                           156,148,840                 3.5
-------------------------------------------------------------------------------
QUALCOMM, Inc.                            155,649,835                 3.5
-------------------------------------------------------------------------------
St. Jude Medical, Inc.                    155,353,088                 3.5
-------------------------------------------------------------------------------
                                       $1,652,807,334                36.8%


* All data are as of July 31, 2005. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

   Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


-------------------------------------------------------------------------------
                                   AllianceBernstein Large Cap Growth Fund o 7

PORTFOLIO OF INVESTMENTS
July 31, 2005

Company                                           Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON STOCKS-99.5%

Technology-33.3%
Communication Equipment-8.3%
Corning, Inc.(a)* ...........................        4,811,450   $   91,658,122
Juniper Networks, Inc.(a)* ..................        5,159,800      123,783,602
QUALCOMM, Inc. ..............................        3,941,500      155,649,835
                                                                 --------------
                                                                    371,091,559
                                                                 --------------
Computer Hardware/Storage-8.6%
Apple Computer, Inc.(a) .....................        3,723,300      158,798,745
Dell, Inc.(a) ...............................        4,162,500      168,456,375
EMC Corp.(a) ................................        4,252,200       58,212,618
                                                                 --------------
                                                                    385,467,738
                                                                 --------------
Computer Peripherals-1.0%
Network Appliance, Inc.(a)* .................        1,810,850       46,194,784
                                                                 --------------
Computer Software-1.0%
Microsoft Corp. .............................        1,782,200       45,642,142
                                                                 --------------
Internet Media-8.2%
Google, Inc. Cl.A(a) ........................          611,100      175,850,136
Yahoo!, Inc.(a)* ............................        5,799,900      193,368,666
                                                                 --------------
                                                                    369,218,802
                                                                 --------------
Semiconductor Components-6.2%
Altera Corp.(a)* ............................        1,794,900       39,254,463
Broadcom Corp. Cl.A(a)* ......................       2,885,400      123,408,558
Marvell Technology Group, Ltd. (Bermuda)(a)* .       2,227,250       97,308,552
Texas Instruments, Inc. ......................         474,200       15,060,592
                                                                 --------------
                                                                    275,032,165
                                                                 --------------
                                                                  1,492,647,190
                                                                 --------------
Health Care-23.0%
Biotechnology-5.6%
Affymetrix, Inc.(a)* .........................         649,800       30,339,162
Amgen, Inc.(a) ...............................         625,900       49,915,525
Genentech, Inc.(a) ...........................       1,748,000      156,148,840
Gilead Sciences, Inc.(a) .....................         317,400       14,222,694
                                                                 --------------
                                                                    250,626,221
                                                                 --------------
Drugs-3.2%
Eli Lilly & Co. ..............................         627,800       35,357,696
Teva Pharmaceutical Industries, Ltd. (ADR)
(Israel)* ....................................       3,391,100      106,480,540
                                                                 --------------
                                                                    141,838,236
                                                                 --------------
Medical Products-8.2%
Alcon, Inc. (Switzerland)* ...................         921,300      105,534,915
St. Jude Medical, Inc.(a) ....................       3,276,800      155,353,088
Zimmer Holdings, Inc.(a)* ....................       1,309,800      107,875,128
                                                                 --------------
                                                                    368,763,131
                                                                 --------------


-------------------------------------------------------------------------------
8 o AllianceBernstein Large Cap Growth Fund

Company                                              Shares      U.S. $ Value
-------------------------------------------------------------------------------

Medical Services-6.0%
UnitedHealth Group, Inc. .................         2,404,930     $  125,777,839
WellPoint, Inc.(a) .......................         2,028,300        143,481,942
                                                                 --------------
                                                                    269,259,781
                                                                 --------------
                                                                  1,030,487,369
                                                                 --------------
Consumer Services-17.7%
Advertising-0.1%
Lamar Advertising Co. Cl.A(a) ............           119,600          5,263,596
                                                                 --------------
Broadcasting & Cable-1.7%
The E.W. Scripps Co. Cl.A* ...............         1,503,280         75,960,738
                                                                 --------------
Entertainment & Leisure-4.8%
Carnival Corp. (Panama)* .................           872,900         45,739,960
eBay, Inc.(a) ...........................         4,018,300        167,884,574
                                                                --------------
                                                                   213,624,534
                                                                --------------
Restaurants & Lodging-1.1%
Outback Steakhouse, Inc.* ...............           406,700         18,944,086
Starbucks Corp.(a) ......................           588,100         30,904,655
                                                                --------------
                                                                    49,848,741
                                                                --------------
Retail - General Merchandise-6.9%
Lowe's Cos., Inc.* ......................         2,220,200        147,021,644
Target Corp.* ...........................         2,783,700        163,542,375
                                                                --------------
                                                                   310,564,019
                                                                --------------
Miscellaneous-3.1%
Electronic Arts, Inc.(a)* ...............         2,389,900        137,658,240
                                                                --------------
                                                                   792,919,868
                                                                --------------
Finance-9.4%
Brokerage & Money Management-4.0%
Franklin Resources, Inc.* ...............           682,793         55,183,330
Legg Mason, Inc.* .......................           264,400         27,008,460
Merrill Lynch & Co., Inc. ...............           369,700         21,730,966
The Goldman Sachs Group, Inc. ...........           726,500         78,084,220
                                                                --------------
                                                                   182,006,976
                                                                --------------
Insurance-4.8%
AFLAC, Inc. .............................           679,750         30,656,725
American International Group, Inc. ......         2,187,850        131,708,570
The Progressive Corp.* ..................           532,401         53,075,056
                                                                --------------
                                                                   215,440,351
                                                                --------------
Miscellaneous-0.6%
Citigroup, Inc. .........................           599,574         26,081,469
                                                                --------------
                                                                   423,528,796
                                                                --------------
Energy-5.4%
Oil Service-5.4%
Halliburton Co.* ........................         2,154,700        120,770,935
Nabors Industries, Ltd. (Bermuda)(a)* ...         1,884,860        123,364,087
                                                                --------------
                                                                   244,135,022
                                                                --------------


------------------------------------------------------------------------------
                                  AllianceBernstein Large Cap Growth Fund o 9

                                               Shares or
                                               Principal
                                                  Amount
Company                                          (000)      U.S. $ Value
------------------------------------------------------------------------------

Consumer Staples-3.6%
Household Products-2.9%
Colgate-Palmolive Co. .....................        455,500    $    24,114,170
The Procter & Gamble Co.* .................      1,928,400        107,276,892
                                                              ---------------
                                                                  131,391,062
                                                              ---------------
Retail - Food & Drug-0.7%
Whole Foods Market, Inc. ..................        214,000         29,213,140
                                                              ---------------
                                                                  160,604,202
                                                              ---------------
Capital Goods-3.5%
Miscellaneous-3.5%
General Electric Co. ......................      4,572,600        157,754,700
                                                              ---------------
Consumer Manufacturing-3.1%
Building & Related-3.1%
Pulte Homes, Inc.* ........................      1,493,800        139,849,556
                                                              ---------------
Aerospace & Defense-0.5%
Aerospace-0.5%
The Boeing Co. ............................        319,750         21,106,698
                                                              ---------------
Total Common Stocks
   (cost $3,174,794,076) ..................                     4,463,033,401
                                                              ---------------
SHORT-TERM INVESTMENT-0.9%
Time Deposit-0.9%
State Street Euro Dollar
   2.60%, 8/01/05
   (cost $40,861,000) .....................      $  40,861         40,861,000
                                                              ---------------
Total Investment Before Security
   Lending Collateral-100.4%
   (cost $3,215,655,076) ..................                     4,503,894,401
                                                              ---------------
INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED-14.7%
Short-Term Investment
UBS Private Money Market Fund, LLC, 3.20%
   (cost $659,929,705) ....................    659,929,705        659,929,705
                                                              ---------------
Total Investments-115.1%
   (cost $3,875,584,781) ..................                     5,163,824,106
Other assets less liabilities-(15.1%) .....                      (677,950,475)
                                                              ---------------
Net Assets-100% ...........................                   $ 4,485,873,631
                                                              ---------------


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

   Glossary:
   ADR-American Depositary Receipt.
   See notes to financial statements.


--------------------------------------------------------------------------------
10 o AllianceBernstein Large Cap Growth Fund

STATEMENT OF ASSETS & LIABILITIES
July 31, 2005


Assets
Investments in securities, at value
   (cost $3,875,584,781--including investment of cash
   collateral for securities loaned of $659,929,705)....   $ 5,163,824,106(a)
Cash....................................................               773
Receivable for investment securities sold...............        30,812,797
Receivable for capital stock sold.......................         9,061,699
Dividends and interest receivable.......................         1,218,065
                                                           ---------------
Total assets............................................     5,204,917,440
                                                           ---------------
Liabilities
Payable for collateral on securities loaned.............       659,929,705
Payable for investment securities purchased.............        27,836,186
Payable for capital stock redeemed......................        25,602,449
Advisory fee payable....................................         2,659,849
Transfer Agent fee payable..............................           925,804
Distribution fee payable................................           484,546
Administrative fee payable..............................             6,837

Accrued expenses........................................         1,598,433
                                                           ---------------
Total liabilities.......................................       719,043,809
                                                           ---------------
Net Assets..............................................   $ 4,485,873,631
                                                           ---------------
Composition of Net Assets
Capital stock, at par...................................   $       244,316
Additional paid-in capital..............................    11,965,903,270
Accumulated net realized loss on investment
   transactions.........................................    (8,768,513,280)
Net unrealized appreciation of investments..............     1,288,239,325
                                                           ---------------
                                                           $ 4,485,873,631
                                                           ---------------

Calculation of Maximum Offering Price Per Share

                                           Net Asset Value and:   Maximum
                                           -------------------
                              Shares      Offering  Redemption   Offering
Class         Net Assets    Outstanding     Price      Price      Price*
-------------------------------------------------------------------------------
A           $1,348,678,190   70,427,496         --    $19.15      $20.00
-------------------------------------------------------------------------------
B           $1,559,369,483   90,227,850    $ 17.28        --          --
-------------------------------------------------------------------------------
C           $ 536,803,489    30,975,149    $ 17.33        --          --
-------------------------------------------------------------------------------
Advisor     $1,040,893,870   52,678,586    $ 19.76    $19.76          --
-------------------------------------------------------------------------------
R           $     106,824      5,593.15    $ 19.10    $19.10          --
-------------------------------------------------------------------------------
K           $      10,885        567.22    $ 19.19    $19.19          --
-------------------------------------------------------------------------------
I           $      10,890        567.22    $ 19.20    $19.20          --
-------------------------------------------------------------------------------


* The maximum offering price per share for Class A shares includes a sales charge of 4.25%.

(a) Includes securities on loan with a value of $631,447,644 (see Note E).

    See notes to financial statements.


-------------------------------------------------------------------------------
                                   AllianceBernstein Large Cap Growth Fund o 11

STATEMENT OF OPERATIONS
Year Ended July 31, 2005

Investment Income
Dividends (net of foreign taxes withheld
   of $281,103)........................  $    30,274,371
Interest...............................          695,383   $    30,969,754
                                         ---------------
Expenses
Advisory fee...........................       33,566,729
Distribution fee--Class A..............        4,224,470
Distribution fee--Class B..............       16,895,172
Distribution fee--Class C..............        5,856,032
Distribution fee--Class R..............              412
Distribution fee--Class K..............               10
Transfer agency........................       21,219,549
Printing...............................        1,220,631
Custodian..............................          465,933
Registration fees......................          143,319
Legal..................................           92,173
Administrative.........................           81,420
Audit..................................           60,579
Directors' fees and expenses...........           21,884
Miscellaneous..........................          187,309
                                         ---------------
Total expenses.........................       84,035,622
Less: expenses waived by the Adviser
   (see Note B)........................       (1,417,126)
Less: expense offset arrangement
   (see Note B)........................          (65,491)
                                         ---------------
Net expenses...........................                         82,553,005
                                                           ---------------
Net investment loss....................                        (51,583,251)
                                                           ---------------
Realized and Unrealized Gain
on Investment Transactions
Net realized gain on investment
   transactions........................                        287,552,147
Net change in unrealized
   appreciation/depreciation
   of investments......................                        490,377,829
                                                           ---------------
Net gain on investment transactions....                        777,929,976
                                                           ---------------
Net Increase in Net Assets from
   Operations..........................                    $   726,346,725
                                                           ---------------


See notes to financial statements.


-------------------------------------------------------------------------------
12 o AllianceBernstein Large Cap Growth Fund

STATEMENT OF CHANGES IN NET ASSETS



                                            Year Ended       Year Ended
                                             July 31,         July 31,
                                               2005             2004
                                         ---------------   ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss....................  $   (51,583,251)  $   (73,384,434)
Net realized gain on investment
   transactions........................      287,552,147       501,121,657
Net change in unrealized appreciation/
   depreciation of investments.........      490,377,829      (130,895,371)
                                         ---------------   ---------------
Net increase in net assets
   from operations.....................      726,346,725       296,841,852
Capital Stock Transactions
Net decrease...........................   (1,090,829,489)   (1,610,249,942)
                                         ---------------   ---------------
Total decrease.........................     (364,482,764)   (1,313,408,090)
Net Assets
Beginning of period....................    4,850,356,395     6,163,764,485
                                         ---------------   ---------------
End of period, (including accumulated
   net investment income of $0
   and $0, respectively)...............  $ 4,485,873,631   $ 4,850,356,395
                                         ===============   ===============


See notes to financial statements.


-------------------------------------------------------------------------------
                                   AllianceBernstein Large Cap Growth Fund o 13

NOTES TO FINANCIAL STATEMENTS
July 31, 2005

NOTE A
Significant Accounting Policies
AllianceBernstein Large Cap Growth Fund, Inc. (the "Fund"), formerly AllianceBernstein Premier Growth Fund, Inc., organized as a Maryland corporation on July 9, 1992, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares purchased before July 11, 1998 will convert to Class A shares six years after the end of the calendar month of purchase. Class B shares purchased on or after July 11, 1998 will convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices


-------------------------------------------------------------------------------
14 o AllianceBernstein Large Cap Growth Fund on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income


-------------------------------------------------------------------------------
                                   AllianceBernstein Large Cap Growth Fund o 15
and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions
Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A, Advisor Class, Class R, Class K and Class I shares. Advisor Class and Class I shares have no distribution fees.

6. Dividends and Distributions
Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent


------------------------------------------------------------------------------
16 o AllianceBernstein Large Cap Growth Fund these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates
Until September 6, 2004, under the terms of an investment advisory agreement, the Fund paid the Adviser an advisory fee at an annual rate of 1.00% of the Fund's average daily net assets up to $5 billion, .95% of the next $2.5 billion, .90% of the next $2.5 billion, and .85% of the Fund's average daily net assets over $10 billion. Effective September 7, 2004, the terms of the investment advisory agreement were amended so that the advisory fee was reduced to an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

Effective January 1, 2004 through September 6, 2004, in contemplation of the final agreement with the Office of New York Attorney General ("NYAG"), the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate discussed above. From August 1, 2004 through September 6, 2004, such waiver amounted to $1,417,126. For a more complete discussion of the Adviser's settlement with the NYAG, please see "Legal Proceedings" below.

Pursuant to the advisory agreement, the Fund paid $81,420 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2005.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $11,188,540 for the year ended July 31, 2005.

For the year ended July 31, 2005, the Fund's expenses were reduced by $65,491 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $31,554 from the sale of Class A shares and received $45,277, $1,365,296 and $47,511 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2005.


-------------------------------------------------------------------------------
                                   AllianceBernstein Large Cap Growth Fund o 17

Brokerage commissions paid on investment transactions for the year ended July 31, 2005 amounted to $6,936,024, of which $584,737 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .50% of the Fund's average daily net assets attributable to Class A and Class R shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Directors currently limit payments under the Class A plan to .30% of the average net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $199,004,240, $16,546,563, $0 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2005, were as follows:

                                             Purchases          Sales
                                         ---------------   ---------------
Investment securities (excluding
   U.S. government securities).........  $ 2,545,851,934   $ 3,688,423,982
U.S. government securities.............               -0-               -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost....................................................   $ 3,920,694,265
                                                           ---------------
Gross unrealized appreciation...........................   $ 1,251,222,021
Gross unrealized depreciation...........................        (8,092,180)
                                                           ---------------
Net unrealized appreciation.............................   $ 1,243,129,841
                                                           ---------------


-------------------------------------------------------------------------------
18 o AllianceBernstein Large Cap Growth Fund

NOTE E
Securities Lending
The Fund has entered into a securities lending agreement with UBS Warburg LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2005, the Fund had loaned securities with a value of $631,447,644 and received cash collateral which was invested in a money market fund valued at $659,929,705 as included in the accompanying portfolio of investments. For the year ended July 31, 2005, the Fund earned fee income of $190,958 which is included in interest income in the accompanying statement of operations.

NOTE F
Capital Stock
There are 21,000,000,000 shares of $0.001 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each Class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                             Shares                       Amount
                    Year Ended     Year Ended     Year Ended    Year Ended
                      July 31,       July 31,       July 31,      July 31,
                          2005           2004           2005          2004
                    -----------------------------------------------------------
Class A
Shares sold          9,120,152     22,142,147  $ 158,058,675   $  362,093,487
-------------------------------------------------------------------------------
Shares converted
   from Class B      1,194,471     12,367,013     21,393,988      207,109,956
-------------------------------------------------------------------------------
Shares redeemed    (35,137,620)   (52,071,421)  (610,166,042)    (859,183,244)
-------------------------------------------------------------------------------
Net decrease       (24,822,997)   (17,562,261) $(430,713,379)   $(289,979,801)
-------------------------------------------------------------------------------

Class B
Shares sold          3,076,383      6,096,721  $  48,139,464    $  92,021,760
-------------------------------------------------------------------------------
Shares converted
   to Class A       (1,325,136)   (13,564,017)   (21,393,988)    (207,109,956)
-------------------------------------------------------------------------------
Shares redeemed    (37,997,391)   (53,215,096)  (595,688,318)    (807,847,772)
-------------------------------------------------------------------------------
Net decrease       (36,246,144)   (60,682,392) $(568,942,842)   $(922,935,968)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                   AllianceBernstein Large Cap Growth Fund o 19

                             Shares                       Amount
                    Year Ended     Year Ended     Year Ended    Year Ended
                      July 31,       July 31,       July 31,      July 31,
                          2005           2004           2005          2004
-------------------------------------------------------------------------------
Class C
Shares sold          1,152,760      2,951,936   $  18,127,392   $  44,281,840
-------------------------------------------------------------------------------
Shares redeemed    (15,133,060)   (23,945,640)   (237,393,792)   (363,830,595)
-------------------------------------------------------------------------------
Net decrease       (13,980,300)   (20,993,704)  $(219,266,400)  $(319,548,755)
-------------------------------------------------------------------------------
Advisor Class
Shares sold         12,095,279     11,410,512   $ 216,904,743   $ 194,635,966
-------------------------------------------------------------------------------
Shares redeemed     (4,934,526)   (15,554,730)    (88,916,350)   (272,431,384)
-------------------------------------------------------------------------------
Net increase
   (decrease)        7,160,753     (4,144,218)  $ 127,988,393   $ (77,795,418)
-------------------------------------------------------------------------------

                   Year Ended       November 3,     Year Ended      November 3,
                     July 31,        2003(a) to       July 31,       2003(a) to
                         2005     July 31, 2004           2005    July 31, 2004
-------------------------------------------------------------------------------
Class R
Shares sold              5,735            603    $      97,611    $      10,000
-------------------------------------------------------------------------------
Shares redeemed           (744)            -0-         (12,872)              -0-
-------------------------------------------------------------------------------
Net increase             4,991            603    $      84,739    $      10,000
-------------------------------------------------------------------------------

                      March 1,                      March 1,
                    2005(a) to                    2005(a) to
                 July 31, 2005                 July 31, 2005
-------------------------------------------------------------------------------
Class K
Shares sold                567                 $      10,000
-------------------------------------------------------------------------------
Net increase               567                 $      10,000
-------------------------------------------------------------------------------

Class I
Shares sold                567                 $      10,000
-------------------------------------------------------------------------------
Net increase               567                 $      10,000
-------------------------------------------------------------------------------

(a) Commencement of distributions.

NOTE G
Risks Involved in Investing in the Fund
Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior


-------------------------------------------------------------------------------
20 o AllianceBernstein Large Cap Growth Fund claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Joint Credit Facility
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2005.

NOTE I
Components of Accumulated Earnings (Deficit)
As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses...................   $(8,723,403,793)(a)
Unrealized appreciation/(depreciation).................      1,243,129,841(b)
                                                          ----------------
Total accumulated earnings/(deficit)...................   $(7,480,273,952)
                                                          ----------------

(a) On July 31, 2005, the Fund had a net capital loss carryforward of $8,723,403,793, of which $5,548,844,576 expires in the year 2009,
    $2,082,402,414 expires in the year 2010 and $1,092,156,803 which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales. During the fiscal year, the Fund utilized capital loss carryforward of $235,364,533.


During the current fiscal year, permanent differences, primarily due to a net investment loss and a return of capital from underlying investments, resulted in a net decrease in accumulated net investment loss and accumulated net realized loss on investment transactions and a corresponding decrease in additional paid in capital. This reclassification had no effect on net assets.

NOTE J
Legal Proceedings
On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against the Adviser, Alfred Harrison and the Fund, alleging violation of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to the Fund by causing the Fund to invest in the securities of Enron Corp. ("Enron") and that the agreements between the Fund and the Adviser violated the 1940 Act because all of the directors of the Fund should be


-------------------------------------------------------------------------------
                                   AllianceBernstein Large Cap Growth Fund o 21
deemed interested under the 1940 Act. Plaintiff seeks damages equal to the Fund's losses as a result of the Fund's investment in shares of Enron and a recovery of all fees paid to the Adviser beginning November 1, 2000. On March 24, 2003, the court granted the Adviser's motion to transfer the Jaffe Complaint to the United States District Court for the District of New Jersey. The Fund is no longer named as a defendant in this case. On January 23, 2004, defendants moved to dismiss the Jaffe Complaint. On May 23, 2005 the District Court granted the defendants' motion and dismissed the Complaint. Plaintiff has not filed an appeal. The Adviser believes that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in federal district court in the Southern District of New York against the Adviser, the Fund and individual directors and certain officers of the Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because the Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of the Fund in relation to its investments, including its investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. The Adviser's time to move, answer or otherwise respond to the Goggins Complaint is currently stayed. On January 23, 2004, defendants moved to dismiss the Goggins Complaint. On December 10, 2004, the court granted Alliance Capital's motion and dismissed the case.On January 5, 2005, plaintiff appealed the court's decision. The Adviser, the Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.

On October 1, 2003, a class action complaint entitled Erb, et al. v. Alliance Capital Management L.P. was filed in the Circuit Court of St. Clair County, Illinois, against the Adviser. The plaintiff, purportedly a shareholder in the Fund, alleges that the Adviser breached unidentified provisions of the Fund's prospectus and subscription and confirmation agreements that allegedly required that every security bought for the Fund's portfolio must be a "1-rated" stock, the highest rating that the Adviser's research analysts could assign. Plaintiff alleges that the Adviser impermissibly purchased shares of stocks that were not 1-rated. On June 24, 2004, plaintiff filed an amended complaint. The amended complaint makes allegations similar to those contained in the previous complaint, however, it adds a new plaintiff and seeks to allege claims on behalf of a purported class of persons or entities holding an interest in any portfolio managed by the Adviser's Large Cap Growth Team. The amended complaint alleges that the Adviser breached its contracts with these persons or entities by impermissibly purchasing shares of stocks that were not 1-rated. Plaintiffs seek rescission of all purchases of any non-1-rated stocks the Adviser made for the Fund and other Large Cap Growth Team clients' portfolios over the past eight years, as well as an


-------------------------------------------------------------------------------
22 o AllianceBernstein Large Cap Growth Fund unspecified amount of damages. On July 13, 2004, the Adviser removed the Erb action to the United States District Court for the Southern District of Illinois on the basis that plaintiffs' claims are preempted under the Securities Litigation Uniform Standards Act. On August 30, 2004, the District

Court remanded the action to the Circuit Court. On September 15, 2004, the Adviser filed a notice of appeal with respect to the District Court's order. On September 2, 2005, the Adviser's appeal was denied. The Adviser believes that plaintiffs' allegations in the amended Erb complaint are without merit and intends to vigorously defend against these allegations.

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurrance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC
           Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On


-------------------------------------------------------------------------------
                                   AllianceBernstein Large Cap Growth Fund o 23

September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations. In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and all removed state court actions,to the United States District Court for the District of Maryland.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG


-------------------------------------------------------------------------------
24 o AllianceBernstein Large Cap Growth Fund

Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for the Adviser and Alliance Holding to respond to the Summary Order has been extended. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint and the Summary Order.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to pro-


-------------------------------------------------------------------------------
                                   AllianceBernstein Large Cap Growth Fund o 25
vide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers
Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. The complaints have been consolidated in the Southern District of New York, and the Alliance defendants have moved to dismiss the consolidated complaint. That motion is pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.


-------------------------------------------------------------------------------
26 o AllianceBernstein Large Cap Growth Fund

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             --------------------------------------------------------------------------------
                                                                                  Class A
                                             --------------------------------------------------------------------------------
                                                                      December 1,
                                                                          2002 to
                                               Year Ended July 31,        July 31,               Year Ended November 30,
                                             ---------------------                      -------------------------------------
                                               2005          2004          2003(a)         2002           2001            2000
                                             --------------------------------------------------------------------------------
Net asset value,
   beginning of period..................     $16.28         $15.58         $15.07         $20.24         $29.51         $35.82
                                             --------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(b)..................       (.14)(c)       (.15)(c)(d)    (.10)          (.19)          (.19)          (.26)
Net realized and unrealized
   gain (loss) on investment
   transactions.........................       3.01            .85            .61          (4.98)         (6.43)         (3.69)
                                             --------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations .........       2.87            .70            .51          (5.17)         (6.62)         (3.95)
                                             --------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized gain
   on investment transactions ..........         -0-            -0-            -0-            -0-         (2.38)         (2.36)
Distributions in excess of
   net realized gain on
   investment transactions..............        -0-           -0-            -0-            -0-          (.27)            -0-
                                             --------------------------------------------------------------------------------
Total distributions.....................        -0-           -0-            -0-            -0-         (2.65)         (2.36)
                                             --------------------------------------------------------------------------------
Net asset value, end of period ........     $19.15         $16.28         $15.58         $15.07         $20.24         $29.51
                                             =================================================================================
Total Return
Total investment return based on
   net asset value(e)...................     17.63%         4.49%         3.38%        (25.54)%       (24.90)%       (11.91)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)...................... $1,348,678     $1,550,292     $1,757,243     $2,098,623     $3,556,040     $4,817,131
Ratio to average net assets of:
  Expenses, net of waivers/
     reimbursements.....................       1.50%          1.58%          1.89%(f)       1.73%          1.53%          1.44%
  Expenses, before waivers/
     reimbursements.. ..................       1.53%          1.76%          1.89%(f)       1.73%          1.53%          1.44%
  Net investment loss...................       (.82)%(c)      (.90)%(c)(d)  (1.08)%(f)     (1.09)%         (.83)%         (.71)%
Portfolio turnover rate.................         56%            61%            60%            93%           135%           125%


See footnote summary on page 33.


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 27

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              --------------------------------------------------------------------------------
                                                                                  Class B
                                             --------------------------------------------------------------------------------
                                                                      December 1,
                                                                          2002 to
                                               Year Ended July 31,        July 31,               Year Ended November 30,
                                             ---------------------                      -------------------------------------
                                               2005          2004          2003(a)         2002           2001            2000
                                             --------------------------------------------------------------------------------
Net asset value,
   beginning of period.................      $14.80         $14.27         $13.88         $18.78         $27.76         $34.05
                                             ---------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(b).................        (.25)(c)       (.25)(c)(d)    (.16)          (.29)          (.35)          (.48)
Net realized and unrealized
   gain (loss) on investment
   transactions........................        2.73            .78            .55          (4.61)         (5.98)         (3.45)
                                             ---------------------------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations..........................        2.48            .53            .39          (4.90)         (6.33)         (3.93)
                                             ---------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized
   gain on investment
   transactions........................          -0-            -0-            -0-            -0-         (2.38)         (2.36)
Distributions in excess of
   net realized gain on
   investment transactions.............          -0-            -0-            -0-            -0-          (.27)            -0-
                                             ---------------------------------------------------------------------------------
Total distributions....................          -0-            -0-            -0-            -0-         (2.65)         (2.36)
                                             ---------------------------------------------------------------------------------
Net asset value, end of period ........      $17.28         $14.80         $14.27         $13.88         $18.78         $27.76
                                             =================================================================================
Total Return
Total investment return based on
   net asset value(e)..................       16.76%          3.71%          2.81%        (26.09)%       (25.48)%       (12.51)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).....................  $1,559,369     $1,871,308     $2,670,330     $3,080,955     $5,774,836     $8,797,132
Ratio to average net assets of:
  Expenses, net of waivers/
     reimbursements....................        2.25%          2.34%          2.65%(f)       2.47%          2.25%          2.13%
  Expenses, before waivers/
     reimbursements....................        2.28%          2.52%          2.65%(f)       2.47%          2.25%          2.13%
  Net investment loss..................       (1.57)%(c)     (1.66)%(c)(d)  (1.84)%(f)     (1.84)%        (1.59)%        (1.40)%
Portfolio turnover rate................          56%            61%            60%            93%           135%           125%


See footnote summary on page 33.


--------------------------------------------------------------------------------
28 o AllianceBernstein Large Cap Growth Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                              --------------------------------------------------------------------------------
                                                                                  Class C
                                             ---------------------------------------------------------------------------------
                                                                      December 1,
                                                                          2002 to
                                               Year Ended July 31,        July 31,               Year Ended November 30,
                                             ---------------------                      --------------------------------------
                                               2005          2004          2003(a)         2002           2001            2000
                                             ---------------------------------------------------------------------------------
Net asset value,
   beginning of period..... .............    $14.83         $14.30         $13.90         $18.81         $27.80         $34.09
                                             ---------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(b).. ................      (.24)(c)       (.25)(c)(d)    (.16)          (.29)          (.35)          (.48)
Net realized and unrealized
   gain (loss) on investment
   transactions............ .............      2.74            .78            .56          (4.62)         (5.99)         (3.45)
                                             ---------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations ..........      2.50            .53            .40          (4.91)         (6.34)         (3.93)
                                             ---------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized gain
   on investment transactions ...........        -0-            -0-            -0-            -0-         (2.38)         (2.36)
Distributions in excess of
   net realized gain on
   investment transactions. .............        -0-            -0-            -0-            -0-          (.27)            -0-
                                             ---------------------------------------------------------------------------------
Total distributions..... ................        -0-            -0-            -0-            -0-         (2.65)         (2.36)
                                             ---------------------------------------------------------------------------------
Net asset value,
   end of period........... .............    $17.33         $14.83         $14.30         $13.90         $18.81         $27.80
                                             =================================================================================
Total Return
Total investment return based on
   net asset value(e)...... .............     16.86%          3.71%          2.88%        (26.10)%       (25.48)%       (12.49)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)......... .............  $536,804       $666,851       $943,029     $1,116,314     $2,173,671     $3,361,307
Ratio to average net assets of:
  Expenses, net of waivers/
     reimbursements........ .............      2.22%          2.31%          2.62%(f)       2.45%          2.26%          2.13%
  Expenses, before waivers/
     reimbursements........ .............      2.25%          2.49%          2.62%(f)       2.45%          2.26%          2.13%
  Net investment loss... ................     (1.53)%(c)     (1.62)%(c)(d)  (1.81)%(f)     (1.81)%        (1.59)%        (1.40)%
Portfolio turnover rate. ................        56%            61%            60%            93%           135%           125%



See footnote summary on page 33.


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 29

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             ---------------------------------------------------------------------------------
                                                                               Advisor Class
                                             ---------------------------------------------------------------------------------
                                                                      December 1,
                                                                          2002 to
                                               Year Ended July 31,        July 31,               Year Ended November 30,
                                             ---------------------                      --------------------------------------
                                               2005          2004          2003(a)         2002           2001            2000
                                             ---------------------------------------------------------------------------------
Net asset value,
   beginning of period.....                  $16.74         $15.97         $15.42         $20.65         $29.99         $36.25
                                             ---------------------------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(b)..                       (.09)(c)       (.10)(c)(d)    (.08)          (.14)          (.14)          (.14)
Net realized and unrealized
   gain (loss) on investment
   transactions............                    3.11            .87            .63          (5.09)         (6.55)         (3.76)
                                             ---------------------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations                 3.02            .77            .55          (5.23)         (6.69)         (3.90)
                                             ---------------------------------------------------------------------------------
Less: Distributions
Distributions from net realized gain
   on investment transactions                    -0-            -0-            -0-            -0-         (2.38)         (2.36)
Distributions in excess of
   net realized gain on
   investment transactions.                      -0-            -0-            -0-            -0-          (.27)            -0-
                                             ---------------------------------------------------------------------------------
Total distributions.....                         -0-            -0-            -0-            -0-         (2.65)         (2.36)
                                             ---------------------------------------------------------------------------------
Net asset value,
   end of period...........                  $19.76         $16.74         $15.97         $15.42         $20.65         $29.99
                                             =================================================================================
Total Return
Total investment return based on
   net asset value(e)......                   18.04%          4.82%          3.57%        (25.33)%       (24.72)%       (11.61)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted).........              $1,040,894       $761,895       $793,162       $590,508       $510,603       $523,315
Ratio to average net assets of:
  Expenses net of waivers/
     reimbursements........                    1.20%          1.28%          1.60%(f)       1.45%          1.25%          1.11%
  Expenses, before waivers/
     reimbursements........                    1.23%          1.46%          1.60%(f)       1.45%          1.25%          1.11%
  Net investment loss...                       (.53)%(c)      (.60)(c)(d)  (.78)%(f)        (.79)%         (.59)%         (.38)%
Portfolio turnover rate.                         56%            61%            60%            93%           135%           125%


See footnote summary on page 33.


--------------------------------------------------------------------------------
30 o AllianceBernstein Large Cap Growth Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                 ---------------------------
                                                                                          Class R
                                                                                 ---------------------------
                                                                                                 November 3,
                                                                                 Year Ended       2003(g) to
                                                                                   July 31,         July 31,
                                                                                       2005             2004
                                                                                 ---------------------------
Net asset value, beginning of period...........................................       $16.25          $16.59
                                                                                 ---------------------------
Income From Investment Operations
Net investment loss(b).........................................................         (.17)(c)        (.20)(c)(d)
Net realized and unrealized gain (loss) on investment transactions ............         3.02            (.14)
                                                                                 ---------------------------
Net increase (decrease) in net asset value from operations ....................         2.85            (.34)
                                                                                 ---------------------------
Net asset value, end of period.................................................       $19.10          $16.25
                                                                                 ===========================
Total Return
Total investment return based on net asset value(e)............................        17.54%          (2.05)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)......................................         $107             $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements......................................         1.59%           1.70%(f)
  Expenses, before waivers/reimbursements......................................         1.62%           1.95%(f)
  Net investment loss..........................................................         (.90)%(c)      (1.08)%(c)(d)(f)
Portfolio turnover rate........................................................           56%             61%


See footnote summary on page 33.


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 31

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period

                                                                              --------------
                                                                                 Class K
                                                                              --------------
                                                                                 March 1,
                                                                               2005(g) to
                                                                                 July 31,
                                                                                     2005
                                                                              --------------
Net asset value, beginning of period.......................................       $17.63
                                                                              --------------
Income From Investment Operations
Net investment loss(b).....................................................         (.04)
Net realized and unrealized gain on investment transactions ...............         1.60
                                                                              --------------
Net increase in net asset value net asset value from from operations ......         1.56
                                                                              --------------
Net asset value, end of period.............................................       $19.19
                                                                              --------------
Total Return
Total investment return based on net asset value(e)........................         8.85%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)..................................          $11
Ratio to average net assets of:
  Expenses(f)..............................................................         1.03%
  Net investment loss(f)...................................................         (.48)%
Portfolio turnover rate....................................................           56%


See footnote summary on page 33.


--------------------------------------------------------------------------------
32 o AllianceBernstein Large Cap Growth Fund

Selected Data For A Share Of Capital Stock Outstanding Throughout The Period


                                                                              --------------
                                                                                 Class I
                                                                              --------------
                                                                                 March 1,
                                                                               2005(g) to
                                                                                 July 31,
                                                                                     2005
                                                                              --------------
Net asset value, beginning of period..........................                    $17.63
                                                                              --------------
Income From Investment Operations
Net investment loss(b)                                                              (.02)
Net realized and unrealized gain on investment transactions...                      1.59
                                                                              --------------
Net increase in net asset value from operations...............                      1.57
                                                                              --------------
Net asset value, end of period................................                    $19.20
                                                                              --------------
Total Return
Total investment return based on net asset value(e)...........                      8.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).....................                       $11
Ratio to average net assets of:
  Expenses(f).................................................                       .83%
  Net investment loss(f)......................................                      (.27)%
Portfolio turnover rate.......................................                        56%


(a) The Fund changed its fiscal year end from November 30 to July 31.

(b) Based on average shares outstanding.

(c) Net of fees and expenses waived/reimbursed by the Adviser.

(d) Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f) Annualized.

(g) Commencement of distributions.

--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 33

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM



To the Board of Directors and Shareholders of AllianceBernstein Large Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianceBernstein Large Cap Growth Fund, Inc., formerly AllianceBernstein Premier Growth Fund, Inc., (the "Fund") at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
September 16, 2005


--------------------------------------------------------------------------------
34 o AllianceBernstein Large Cap Growth Fund

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
Thomas Kamp(2), Vice President
Daniel Nordby, Vice President
Michael J. Reilly, Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110


Principal Underwriter
AllianceBernstein Investment Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105


Transfer Agent
Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Large Cap Growth Fund's portfolio are made by the Adviser's Large Cap Growth Team, which is responsible for management of all of the Adviser's Large Cap Growth accounts. While all members of the team work jointly to determine the majority of the investment strategy, including stock selection for the Adviser's Large Cap Growth accounts, Mr. Thomas G. Kamp, Senior Vice President of ACMC, a member of the Adviser's Large Cap Growth Investment Team, is primarily responsible for day-to-day management of, and has oversight and trading responsibilities for, the Fund's portfolio


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 35

MANAGEMENT OF THE FUND



Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                   PORTFOLIOS
                                          PRINCIPAL                 IN FUND            OTHER
     NAME, ADDRESS                      OCCUPATION(S)               COMPLEX         DIRECTORSHIPS
    DATE OF BIRTH,                         DURING                 OVERSEEN BY          HELD BY
(FIRST YEAR OF SERVICE*)                PAST 5 YEARS                DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------

Marc O. Mayer, **               Executive Vice President of ACMC       81                None
1345 Avenue of the              since 2001; prior thereto, Chief
Americas                        Executive Officer of Sanford C.
New York, NY 10105              Bernstein & Co., LLC ("SCB & Co.")
10/2/57                         and its predecessor since prior to
(2003)                          2000.


DISINTERESTED DIRECTORS

William H. Foulk, Jr., #+       Investment adviser and an             108                None
2 Sound View Drive              independent consultant. He was
Suite 100                       formerly Senior Manager of Barrett
Greenwich, CT 06830             Associates, Inc., a registered
(Chairman of the Board)         investment adviser, with which he
9/7/32                          had been associated since prior to
(1992)                          2000. He was formerly Deputy
                                Comptroller and Chief Investment
                                Officer of the State of New York
                                and, prior thereto, Chief Investment
                                Officer of the New York Bank
                                for Savings.

Ruth Block, #++                 Formerly Executive Vice President     105                None
500 S.E. Mizner Blvd.           and Chief Insurance Officer of The
Boca Raton, FL 33432            Equitable Life Assurance Society
11/7/30                         of the United States; Chairman
(1992)                          and Chief Executive Officer of
                                Evlico (insurance); Director of
                                Avon, BP (oil and gas), Ecolab
                                Incorporated (specialty chemicals),
                                Tandem Financial Group and Donaldson,
                                Lufkin & Jenrette Securities
                                Corporation; former Governor
                                at Large, National Association
                                of Securities Dealers, Inc.

David H. Dievler, #             Independent Consultant. Until       107                  None
P.O. Box 167                    December 1994, he was Senior
Spring Lake, NJ 07762           Vice President of ACMC
10/23/29                        responsible for mutual fund
(1992)                          administration. Prior to joining
                                ACMC in 1984, he was Chief Financial
                                Officer of Eberstadt Asset Management
                                since 1968. Prior to that, he was a
                                Senior Manager at Price Waterhouse &
                                Co. Member of American Institute of
                                Certified Public Accountants since
                                1953.


--------------------------------------------------------------------------------
36 o AllianceBernstein Large Cap Growth Fund

                                                                   PORTFOLIOS

                                          PRINCIPAL                 IN FUND            OTHER
     NAME, ADDRESS                      OCCUPATION(S)               COMPLEX         DIRECTORSHIPS
    DATE OF BIRTH,                         DURING                 OVERSEEN BY          HELD BY
(FIRST YEAR OF SERVICE*)                PAST 5 YEARS                DIRECTOR          DIRECTOR
--------------------------------------------------------------------------------------------------


DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #               Consultant. He was formerly             105              None
P.O. Box 12                     President of Save Venice, Inc.
Annandale, NY 12504             (preservation organization) from
2/19/42                         2001-2002, Senior Adviser from
(1992)                          June 1999-June 2000 and
                                President of Historic Hudson
                                Valley (historic preservation)
                                from December 1989-May 1999.
                                Previously, Director of the
                                National Academy of Design and
                                during 1988-1992, he was Director
                                and Chairman of the Audit
                                Committee of ACMC.

Michael J. Downey, #            Consultant since 2004. Formerly          81          Asia Pacific
1345 Avenue of the              managing partner of Lexington Capital,                Fund, Inc.
Americas,                       LLC (investment advisory firm) from                    and The
New York, NY10105               1997 until December 2003. Prior                         Merger
1/26/44                         thereto, Chairman and CEO of                             Fund.
(2005)                          Prudential Mutual Fund Management
                                (1987-1993).


*   There is no stated term of office for the Fund's Directors.

** Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC, the Fund's investment adviser.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+   Member of the Fair Value Pricing Committee.

++ Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 37


Officer Information
Certain information concerning the Fund's Officers is listed below.

NAME, ADDRESS* AND      POSITION(S)                     PRINCIPAL OCCUPATION
 DATE OF BIRTH         HELD WITH FUND                  DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer         President and Chief            See biography above.
10/2/57               Executive Officer

Philip L. Kirstein    Senior Vice President          Senior Vice President and Independent
5/29/45               and Independent                Compliance Officer of the
                      Compliance Officer             AllianceBernstein Funds with which
                                                     he has been associated since October
                                                     2004. Prior thereto, he was Of Counsel
                                                     to Kirkpatrick & Lockhart, LLP from October
                                                     2003 to October 2004, and General Counsel
                                                     of Merrill Lynch Investment Managers,
                                                     L.P. since prior to 2000 until March 2003.

Thomas J. Bardong     Vice President                 Senior Vice President of ACMC,** with
4/28/45                                              which he has been associated since prior to 2000.

Thomas Kamp           Vice President                 Senior Vice President of ACMC,** with
8/11/61                                              which he has been associated since prior to 2000.

Daniel Nordby         Vice President                 Senior Vice President of ACMC,** with
4/27/44                                              which he has been associated since prior to 2000.

Michael J. Reilly     Vice President                 Senior Vice President of ACMC,**
6/3/64                                               with which he has been associated since prior to 2000.

Mark R. Manley        Secretary                      Senior Vice President, Deputy General
10/23/62                                             Counsel and Chief Compliance Officer
                                                     of ACMC,** with which he has been
                                                     associated since prior to 2000.

Andrew L. Gangolf     Assistant Secretary            Senior Vice President and Assistant
8/15/54                                              General Counsel of AllianceBernstein Investment
                                                     Research and Management, Inc. ("ABIRM"),**
                                                     with which he has been associated since prior to 2000.

Mark D. Gersten       Treasurer and Chief            Senior Vice President of Alliance
10/4/50               Financial Officer              Global Services, Inc. ("AGIS") and Vice
                                                     President of ABIRM,** with which he has been
                                                     associated since prior to 2000.

Vincent S. Noto       Controller                     Vice President of AGIS,** with which he has
12/14/64                                             been associated since prior to 2000.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** ACMC, ABIRM, AGIS and SCB&Co. are affiliates of the Fund. The Fund's
   Statement of Additional Information (SAI) has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at (800)
   227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
38 o AllianceBernstein Large Cap Growth Fund

Information Regarding the Review and Approval of the Fund's Advisory Agreement The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 15, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees (as contemplated by the Assurance of Discontinuance between the Adviser and the New York Attorney General) in the Fund's Advisory Agreement wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Fund complex;


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 39

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Fund complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     11. information about fees charged by the Adviser to other clients with similar investment objectives;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14.   the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the funds advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


--------------------------------------------------------------------------------
40 o AllianceBernstein Large Cap Growth Fund

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser
The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 41

Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser
The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type. The directors also noted that the methodology for preparing fund-by-fund profitability information was being reviewed and that it was expected that an updated methodology would be implemented later in the year, and that it would differ in various respects from the methodology used previously.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject.


--------------------------------------------------------------------------------
42 o AllianceBernstein Large Cap Growth Fund

The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution. At the special presentation, the directors received and reviewed information concerning the Adviser's soft dollar arrangements, which included a description of the Adviser's policies and procedures with respect to allocating portfolio transactions for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Adviser.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors believe that the Adviser derives reputational and other benefits from its association with the Fund.

Investment Results
In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser based on information obtained from Lipper showing performance for Class A shares of the Fund as compared to other funds in the Lipper Large-Cap Growth Funds Average for periods ending March 31, 2005 over the year to date, 1-, 3-, 5- and 10-year and since inception periods (inception September 1992) and for each of the last ten calendar years and compared to the Russell 1000 Growth Index. The directors also reviewed information from a report prepared by Lipper showing performance for Class A shares of the Fund as compared to a group of 14 to 9 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 132 to 37 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended March 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that the Lipper category data showed the Fund's performance for most periods ending March 31, 2005 was signifi-


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 43
cantly below the Lipper medians although its performance for the 10-year and since inception periods was somewhat above the Lipper medians, and that the Fund's calendar year performance was below the Lipper medians in all periods reviewed except calendar years 1995 to 1998, which was significantly above the Lipper medians, and 2004, which was somewhat above the median. The directors further noted that in the Performance Group and Performance Universe comparisons, the Fund was in the fourth or fifth quintile for all periods reviewed except for the 10-year period when the Fund was in the second quintile in the Performance Universe comparison. Based on their review and their discussions of the reasons for the Fund's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses
The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with investment objectives similar to those of the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products that have a substantially similar investment style as the Fund. They also received an oral presentation from the Adviser that supplemented such information. The Adviser manages accounts for institutional clients with a comparable investment style to the Fund. The directors noted that the institutional fee schedule for these accounts had much lower breakpoints than the fee schedule in the Fund's Advisory Agreement. The directors also noted that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and discussed with the Adviser the level of such negotiated fees for strategies similar to those of the Fund. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies that have investment strategies similar to the Fund at lower fee rates than those paid by the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifi-


--------------------------------------------------------------------------------
44 o AllianceBernstein Large Cap Growth Fund cations). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio adjusted to show the effect of the new lower contractual advisory fees implemented in January 2004. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 70.8 basis points was the same as the median for the Expense Group. The directors noted that the Fund's expense ratio was materially above the median for the Expense Group and somewhat above the median for the Expense Universe and that the Adviser had explained to them that this was influenced by the Fund's relatively large number of small shareholder accounts. They concluded that the Fund's expense ratio was acceptable.

Economies of Scale
The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 45
methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


--------------------------------------------------------------------------------
46 o AllianceBernstein Large Cap Growth Fund

ALLIANCEBERNSTEIN FAMILY OF FUNDS


-----------------------------------------------------
Wealth Strategies Funds
-----------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------------------
Blended Style Funds
-----------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------------------
Growth Funds
-----------------------------------------------------
Domestic
Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio
Global & International
Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-----------------------------------------------------
Value Funds
-----------------------------------------------------
Domestic
Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund
Global & International
Global Value Fund
International Value Fund

-----------------------------------------------------
Taxable Bond Funds
-----------------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------------------
Municipal Bond Funds
-----------------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

-----------------------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------------------
Closed-End Funds
-----------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 13, 2005, International Growth Fund was named Worldwide Privatization Fund and prior to May 10, 2005 International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 47

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT*
The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P., (the "Adviser") and the AllianceBernstein Large Cap Growth Fund, Inc., (the "Fund"), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Boards of Directors to perform their duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from providing such services.

     5.    Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services, including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS
The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This is the fee schedule the Adviser implemented in



* It should be noted that the information in the fee summary was completed on June 8, 2005 and presented to the Board of Directors and Trustees on June 15, 2005 in accordance with the Assurance of Discontinuance with the New York State Attorney General. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.


--------------------------------------------------------------------------------
48 o AllianceBernstein Large Cap Growth Fund

January 2004 as a result of the settlement with the New York State Attorney General.

                                                  Advisory Fee Based on % of
                                                   Average Daily Net Assets
--------------------------------------------------------------------------------

AllianceBernstein Large Cap Growth Fund, Inc.     First $2.5 billion       .75%
                                                  Next $2.5 billion        .65%
                                                  Excess over $5 billion   .60%

The table below shows pro-forma expense ratio information for the Fund for its most recent fiscal year.

                                                 Pro-Forma          Fiscal
                                              Expense Ratio*       Year End
--------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund, Inc. Advisor-1.19%      July 31, 2004
                                              Class A-1.49%
                                              Class B-2.24%
                                              Class C-2.21%
                                              Class R-1.15%

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                  Latest
                                                Fiscal Year    As % of Average
                                                  Amount      Daily Net Assets
--------------------------------------------------------------------------------

AllianceBernstein Large Cap Growth Fund, Inc.   $111,000.00        .002

I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS OF THE ADVISER

The management fees charged to investment companies which the Adviser manages and sponsors may be higher than those charged to institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative and legal/compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. A portion of the expenses related to these services are reimbursed by the Fund to the Adviser. Managing the cash flow of an investment company may be more difficult than for other accounts, particularly if the Fund is in net redemptions, as the Adviser is forced to sell securities to meet redemptions.

* This pro-forma expense ratio information shows what would have been the Fund's expense ratio in the indicated fiscal year had the current fee been in effect throughout the fiscal year.



--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 49

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Senior Officer believes it is worth noting the information from the Adviser's ADV regarding the advisory fees charged to institutional accounts in the same asset class as the Fund.

                                             Total Net Assets     Alliance
                                                03/31/05       Institutional
                                                ($MIL)        Fee Schedule
-------------------------------------------------------------------------------

AllianceBernstein Large Cap Growth Fund, Inc.    4,287       Large Cap
                                                             Growth Schedule
                                                             80bp on 1st $25m
                                                             50bp on next $25m
                                                             40bp on next $50m
                                                             30bp on next $100m
                                                             25bp on the balance
                                                             Minimum accounts
                                                             size $10m

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families that have similar investment styles as the Fund. Set forth below are the names and fee schedules of the funds sub-advised by the Adviser that have the same investment style as the Fund:

                        Sub-advised Fund            Fee Schedule
--------------------------------------------------------------------------------

AllianceBernstein    AST Alliance Growth       0.40% flat
Large Cap Growth
Fund, Inc.           Prudential Skandia Large  0.60% on first $500 million
                     Cap Growth Portfolio      0.50% thereafter

                     EQ / Alliance Premier
                     Growth 0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% thereafter

                     EQ / Bernstein Diversified
                     Value                     0.50% on first $1 billion
                                               0.40% on next $1 billion
                                               0.30% on next $1 billion
                                               0.20% thereafter

                     SunAmerica Alliance
                     Growth                    0.35% on first $50 million
                                               0.30% on next $100 million
                                               0.25% thereafter

                     MassMutual Large Cap
                     Growth                    0.40% on first $300 million
                                               0.37% on next $300 million
                                               0.35% on next $300 million
                                               0.32% on next $600 million
                                               0.25% thereafter


--------------------------------------------------------------------------------
50 o AllianceBernstein Large Cap Growth Fund

The Adviser also manages and sponsors retail mutual funds organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States investors. The Adviser charges the following fee for an offshore mutual fund with a similar investment style as the Fund:

Asset Class                                                     Fee
--------------------------------------------------------------------------------

Equity Growth                                                   .80%

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES. Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fees relative to the Lipper group median at the approximate current asset level for the Fund.*

                                                         Lipper Group
                                               Fee          Median         Rank
--------------------------------------------------------------------------------

AllianceBernstein Large Cap Growth Fund, Inc.  0.708         0.708         8/14

Lipper also analyzed the expense ratio of the Fund in comparison to its Lipper Expense Group** and Lipper Expense Universe***. Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                     Lipper    Lipper              Lipper
                           Expense  Universe  Universe   Lipper     Group
                            Ratio    Median     Rank   Group Rank  Median
--------------------------------------------------------------------------------
AllianceBernstein Large Cap
   Growth Fund, Inc.        1.470     1.380    75/116     13/14        1.218

Based on this analysis, the Fund has a more favorable ranking on an advisory fee basis than on a total expense ratio basis. This has resulted in a variety of efforts by the Adviser to lower non-management expenses.

* A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.

** Lipper uses the following criteria in screening funds to be included in each Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An expense group will typically consist of seven to twenty funds.

*** Except for asset (size) comparability, Lipper uses the same criteria for selecting an expense group when selecting an expense universe. Unlike an expense group, an expense universe allows for the same advisor to be represented by more than just one fund.


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 51

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.
The profitability information for the Fund prepared by the Adviser for the Board of the Directors was reviewed by the Senior Officer. An independent consultant is working with the Adviser's personnel on a new system to produce profitability information at the Fund level which will reflect the Adviser's management reporting approach. It is possible that future Fund profitability information may differ from previously reviewed information due to changes in methodologies and allocations.

See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.
The Adviser's profitability for the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund pursuant to the investment advisory agreement, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. These affiliates provide transfer agency and distribution related services and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

Different classes of shares are charged different types of distribution fees. The Adviser's affiliate, AllianceBernstein Investment Research and Management Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser may make payments* from their own resources, in addition to sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid from its own resources approximately .04% of the average monthly assets of the Fund for distribution services and educational support. For 2005, it is anticipated that ABIRM will pay approximately .04% of average monthly assets of the Fund for such purposes.

* The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) .25% of the current year's Fund sales by that firm and (b) .10% of the average daily net assets attributable to that firm over the year.


--------------------------------------------------------------------------------
52 o AllianceBernstein Large Cap Growth Fund

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charges from sales of the Fund's shares in the Fund's most recent fiscal year:

                                                        Amount Received
--------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund, Inc.                $47,224

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                  12b-1Fee
                                                  Received*      CDSC Received
--------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund, Inc.    $37,430,814       $3,164,195

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

                                                             AGIS Fee
--------------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund                     $14,390,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other third party clients.

V. POSSIBLE ECONOMIES OF SCALE
The Adviser has indicated that the breakpoints in the fee schedule for the Fund reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that have considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and


*  12b-1 amounts are gross amounts paid to ABIRM.


--------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 53
advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data which forced the researchers to infer facts about the costs from the behavior of fund expenses, there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING PERFORMANCE OF THE FUND.
With assets under management of $534.4 billion as of March 31, 2005, the Adviser has the investment experience and resources necessary to effectively manage the Fund and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund relative to its Lipper universe:

                                             Performance Year
                                 Rank in Performance Universe for Periods
                                           Ended March 31, 2005
--------------------------------------------------------------------------------
                                   1           3           5          10
--------------------------------------------------------------------------------

AllianceBernstein Large Cap
   Growth Fund, Inc.           93/132       106/118     83/102       12/37

CONCLUSION:
Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 22, 2005


--------------------------------------------------------------------------------
54 o AllianceBernstein Large Cap Growth Fund

NOTES



-------------------------------------------------------------------------------
                                    AllianceBernstein Large Cap Growth Fund o 55

NOTES



--------------------------------------------------------------------------------
56 o AllianceBernstein Large Cap Growth Fund

[LOGO] AllianceBernstein (R)
       Investment Research and Management


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

APGAR0705

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                    Audit-Related
                                      Audit Fees        Fees          Tax Fees
                                      ----------     ----------       --------

                           2004        $39,000         $1,708         $14,400
                           2005        $42,000         $3,680         $ 6,100

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                              Total Amount of
                                                             Foregoing Column
                                                            Pre-approved by the
                                     All Fees for             Audit Committee
                                  Non-Audit Services       (Portion Comprised of
                                   Provided to the          Audit Related Fees)
                                Portfolio, the Adviser     (Portion Comprised of
                                and Service Affiliates           Tax Fees)
                               -----------------------    ----------------------

                    2004               $743,182                  [$16,108]
                                                                  ($1,708)
                                                                 ($14,400)
                    2005               $812,555                   [$9,780]
                                                                  ($3,680)
                                                                  ($6,100)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         EXHIBIT NO.       DESCRIPTION OF EXHIBIT
         -----------       ----------------------

         12 (a) (1)        Code of Ethics that is subject to the
                           disclosure of Item 2 hereof

         12 (b) (1)        Certification of Principal Executive Officer Pursuant
                           to Section 302 of the Sarbanes-Oxley Act of 2002

         12 (b) (2)        Certification of Principal Financial Officer Pursuant
                           to Section 302 of the Sarbanes-Oxley Act of 2002

         12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Large Cap Growth Fund, Inc.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:     September 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    September 28, 2005

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    September 28, 2005